Please file this Prospectus Supplement with your records.


                 STRONG AMERICAN UTILITIES FUND
                  STRONG ASSET ALLOCATION FUND
                    STRONG BLUE CHIP 100 FUND
                    STRONG EQUITY INCOME FUND
                  STRONG GROWTH AND INCOME FUND
                  STRONG LIMITED RESOURCES FUND
                    STRONG TOTAL RETURN FUND

          Supplement to Prospectus dated March 1, 1998


Effective immediately, the Minimum Investment Requirement to open a regular account is increased (i) in the Strong American Utilities Fund from $1,000 to $2,500, and (ii) in the Strong Total Return Fund from $250 to $2,500. This information modifies the Minimum Investment Requirements found on page II-4 of the Prospectus under the heading "What You Should Know About Buying Shares."

The following information updates the performance table found on page I-33 of the Prospectus under the heading "Historical
Performance Data of Reaves."

                                      Subadvisor's
                                      Equity
          Time Period           Composite      S&P 500(1)

Average Annual Returns (as of
12/31/97)
1 Year                          28.3%          33.4%
3 Year                          23.9%          31.2%
5 Year                          16.3%          20.3%
10 Year                         15.3%          18.0%
15 Year                         17.9%          17.4%
1/1/78--12/31/97(2)        17.7%          16.6%
Cumulative Returns
1/1/78--12/31/97(2)      2492.0%        2054.2%

(1) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.
2)   Reaves' Equity Composite began on January 1, 1978.

     The date of this Prospectus Supplement is May 1, 1998.